Aberdeen Investment Funds (the “Trust”)

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Supplement dated November 24, 2017 to the Statement of Additional Information

dated February 28, 2017, as supplemented to date (the “SAI”)

Terms not otherwise defined in this Supplement have the meaning that they have in the SAI.

Effective immediately, the following replaces the first paragraph in the section entitled “Additional Information on Portfolio Instruments and Investment Policies — Currency Transactions” in the SAI on page 24:

Currency Transactions. A Fund may engage in currency transactions as described in the prospectus or SAI. Generally, except as provided otherwise, a Fund may engage with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A Fund may enter into currency transactions with counterparties that have been approved by the Adviser’s Counterparty Credit Risk Department in accordance with its Credit Risk Management Policy.

Please retain this Supplement for future reference.